SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 14, 2005


                              VITROTECH CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in Charter)


              Nevada                  0-49692               88-0504050
     --------------------------    -------------    --------------------------
          (State or other           (Commission           (IRS Employer
          jurisdiction of             File No.)         Identification No.)
         incorporation or
           organization)


                         5 Hutton Centre Dr., Suite 700
                           Santa Ana, California 92707
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                  714-708-4700
                            -------------------------
                            (Issuer Telephone number)



          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(b) On February 12, 2005, James Roth tendered his resignation as a director of VitroTech Corporation (the "Company"), effective February 14, 2005. Mr. Roth did not have any disagreements with the Company relating to the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VITROTECH CORPORATION

Dated:  February 15, 2005
                                       By:  /s/ Glenn Easterbrook
                                       --------------------------
                                       Glenn Easterbrook
                                       Chief Executive Officer





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